UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 10, 2016

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England		W1J8AJ
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Suite 3D, Landmark Square 64 Earth Close P.O. Box 31327 Georgetown, Grand Cayman, Cayman Islands, BWI		KY-1 1206
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (345) 938-0293

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This combined filing on Form 8-K is separately filed by Noble Corporation plc, a public limited company incorporated under the laws of England and Wales (“Noble-U.K.”), and Noble Corporation, a Cayman Islands company (“Noble-Cayman”). Information in this filing relating to Noble-Cayman is filed by Noble-U.K. and separately by Noble-Cayman on its own behalf. Noble-Cayman makes no representation as to information relating to Noble-U.K. (except as it may relate to Noble-Cayman) or any other affiliate or subsidiary of Noble-U.K. This report should be read in its entirety as it pertains to each of Noble-U.K. and Noble-Cayman.

Item 1.01	Entry into Material Definitive Agreement.

On May 10, 2016, Noble Drilling (U.S.) LLC, a Delaware limited liability company (“NDUS”) and a wholly owned subsidiary of Noble-U.K. and Noble-Cayman, entered into a settlement and termination agreement (the “Settlement Agreement”) with its client, Freeport-McMoRan Oil & Gas LLC (“FMOG”), and FMOG’s parent company, Freeport-McMoRan Inc. (“Freeport”), to terminate drilling contracts related to the drillships Noble Sam Croft and Noble Tom Madden. Pursuant to the terms of the Settlement Agreement, operations under these contracts will cease as soon as practicable and Freeport will make a payment to NDUS of $540 million over a 30-day period, through a combination of cash, shares of Freeport common stock and up to $200 million in bonds with maturities up to and including December 31, 2019 issued by NDUS or its affiliates.

In addition, Noble may receive contingent payments from Freeport, depending upon the average price of oil over a 12 month period from June 30, 2016 through June 30, 2017. If the price of West Texas Intermediate crude oil averages more than $50 per barrel during such period, Freeport will pay an additional $25 million to Noble. In addition to the $25 million contingent payment, if the price of West Texas Intermediate crude oil averages more than $65 per barrel during such period, Freeport will pay an additional $50 million to Noble.

The foregoing description is qualified in its entirety by reference to the Settlement Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On May 10, 2016, Noble-U.K. issued a press release announcing that NDUS’ entry into the Settlement Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Settlement and Termination Agreement dated as of May 10, 2016 by and among Freeport-McMoRan Inc., Freeport-McMoRan Oil & Gas LLC and Noble Drilling (U.S.) LLC.

99.1	—	Press Release issued by Noble Corporation plc dated May 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation plc, a public limited company incorporated under the laws of England and Wales

Date: May 10, 2016

	By:	/s/ Dennis J. Lubojacky
	Name:	Dennis J. Lubojacky
	Title:	Chief Financial Officer, Vice President, Controller and Treasurer

Noble Corporation, a Cayman Islands company

	By:	/s/ Dennis J. Lubojacky
	Name:	Dennis J. Lubojacky
	Title:	Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Settlement and Termination Agreement dated as of May 10, 2016 by and among Freeport-McMoRan Inc., Freeport-McMoRan Oil & Gas LLC and Noble Drilling (U.S.) LLC.

99.1	—	Press Release issued by Noble Corporation plc dated May 10, 2016.